SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 103 of 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 9, 1999



                      FORTUNE NATURAL RESOURCES CORPORATION
                      -------------------------------------
             (Exact name of Registrant as specified in its charter)



         Delaware                    1-12334                 95-4114732
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)           Identification No.)



               515 W. Greens Road, Suite 720, Houston, Texas 77067
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


  Registrant's telephone number, including area code: (281) 872-1170 Registrant's telecopier number, including area code: (281) 872-1213



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS

      Fortune's press release of August 9, 1999 announcing that trading moves to NASD OTC Bulletin Board follows:

      AUGUST 9, 1999 - HOUSTON, TEXAS - FORTUNE NATURAL RESOURCES CORPORATION (OTC BB: FPXA) announced that its shares will begin trading today on the NASD OTC Bulletin Board system under the ticker symbol "FPXA". While listed on the AMEX, the Company's stock previously traded under the symbol FPX.

      FORTUNE NATURAL RESOURCES CORPORATION is an independent oil and gas exploration and production company with its principal properties located onshore and offshore Louisiana and Texas.

                                   **********
                                               COMPANY CONTACT:  Dean W. Drulias
                                                        Exec. VP/General Counsel
                                                                  (281) 872-1170



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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      None.












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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               FORTUNE NATURAL RESOURCES  CORPORATION



                               By:  /s/ Dean W. Drulias
                                    --------------------------------------------
                                    Dean W. Drulias
                                    Executive Vice President and General Counsel



Date:  August 9, 1999


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